                                                                    EXHIBIT 10.2

                                ENVIROGEN, INC.

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT, dated as of April 10, 1997, among the investors listed on Schedule I hereto (the "Investors") and Envirogen, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg"), has agreed, pursuant to the terms of the Securities Purchase Agreement, dated as of January 14, 1997, by and between Warburg and the Company (the "Purchase Agreement"), to purchase 6,095,238 shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the aggregate cash purchase price of $15,999,999.75; and

          WHEREAS, the Company has agreed, as a condition precedent to Warburg's obligations under the Purchase Agreement, to grant Warburg certain registration rights; and

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated January 14, 1997 (the "Merger Agreement"), by and among the Company, Fluid Management, Inc., a Wisconsin corporation ("Fluid Management"), and William C. Smith, Douglas W. Jacobson, Gary W. Hawk and Richard W. Schowengerdt (Messrs. Smith, Jacobson, Hawk and Schowengerdt collectively, the "Other Investors"), the Other Investors shall receive, collectively, up to 4,190,477 shares of Common Stock in connection with the transactions contemplated by the Merger Agreement; and

          WHEREAS, the Company has agreed, as a condition precedent to Fluid Management's and the Other Investors' obligations under the Merger Agreement, to grant the Other Investors certain registration rights; and

          WHEREAS, the Investors and the Company desire to define the registration rights of the Investors on the terms and subject to the conditions herein set forth.

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

          1.   DEFINITIONS
               -----------

          As used in this Agreement, the following terms have the respective meaning set forth below:

          Commission:  shall mean the Securities and Exchange Commission or any
          ----------
other federal agency at the time administering the Securities Act;

          Exchange Act:  shall mean the Securities Exchange Act of 1934, as
          ------------
amended;

          Holder:  shall mean any holder of Registrable Securities;
          ------

          Person:  shall mean an individual, partnership, joint-stock company,
          ------
corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

          register, registered and registration:  shall mean to a registration
          --------  ----------     ------------
effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          Registrable Securities:  shall mean (A) shares of Common Stock
          ----------------------
acquired by Warburg pursuant to the Purchase Agreement and shares of Common Stock acquired by the Other Investors pursuant to the Merger Agreement, and (B) any common stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (A);

          Registration Expenses:  shall mean all expenses incurred by the
          ---------------------
Company in compliance with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000 in connection with an underwritten transaction or $5,000 in connection with a non-underwritten transaction, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

          Security, Securities:  shall have the meaning set forth in Section
          --------------------
2(1) of the Securities Act;

          Securities Act:  shall mean the Securities Act of 1933, as amended;
          --------------
and

          Selling Expenses:  shall mean all underwriting discounts and selling
          ----------------
commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than fees and expenses of one counsel for all the Holders in an amount not to exceed $15,000 in connection with an underwritten transaction or $5,000 in connection with a non-underwritten transaction.

          2.   REGISTRATION RIGHTS
               -------------------

               (a)  Shelf Registration.
                    ------------------

               (i) As soon as practicable after the Closing Date, but in any event within nine (9) months after the Closing Date, the Company shall file with the Commission and cause to be declared effective a registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") relating to the offer and sale of Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement.

               (ii) The Company shall supplement or amend, if necessary, the Shelf Registration Statement as required by the applicable registration form or by the Securities Act or the rules and regulations promulgated thereunder or as reasonably requested by the Holders of a majority of the Registrable Securities (the "Majority Holders"), and the Company shall furnish to the holders of the Registrable Securities to which the Shelf Registration Statement relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

               (b)  Expenses of Registration.  All Registration Expenses
                    ------------------------
incurred in connection with any registration, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

               (c)  Registration Procedures.  In connection with the Shelf
                    -----------------------
Registration Statement filed pursuant to this Section 2, the Company will keep the Holders, as applicable, advised in writing as to the initiation of such registration and as to the completion thereof. Subject to Section 2(g) hereof, at its expense, the Company will, as expeditiously as possible:

               (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement or as may be reasonably requested by the Majority Holders, until such time (x) as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (y) as set forth in Section 2(h) hereof;

               (ii) use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and
     (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (ii) be obligated to be so qualified, subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (iii) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (iv) promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

               (v) furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (1) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters and to the Holders participating in such registration and (2) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in such registration, addressed to the underwriters, and if permitted by applicable accounting standards, to the Holders participating in such registration; and

               (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each Holder of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus.

          Notwithstanding the foregoing, if any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company.

               (d)  Indemnification.
                    ---------------

               (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to the registration which has been effected pursuant to this
     Section 2, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any
                          --------
     such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

               (ii) Each of the Holders severally will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter and each of their officers, directors, and partners against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however,
                                                           --------  -------
     that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

               (iii) Each party entitled to indemnification under this Section 2(d) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided
                                                                      --------
     that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party, provided that in such event the Indemnifying Party shall not be responsible for the fees of more than one counsel (plus one local counsel) to the Indemnified Parties), and provided further that the failure of any Indemnified Party to give
         -------- -------
     notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

               (iv) If the indemnification provided for in this Section 2(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

               (vi) The foregoing indemnity agreement of the Company and the Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of (i) any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and (ii) any Holder if the loss, claim, liability or damage relates to a transaction pursuant to which shares of Common Stock were not distributed pursuant to an underwritten offering and if a copy of the Final Prospectus was furnished to the Holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e)  Information by the Holders.  Each of the Holders holding
                    --------------------------
securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 2.

               (f)  Rule 144 Reporting.
                    ------------------

               With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

               (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144");

               (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

               (g)  Holdback Periods.  Notwithstanding anything in this
                    ----------------
Agreement to the contrary if (i) the Company shall determine in good faith that it would be significantly disadvantageous to the Company and its stockholders for any such Shelf Registration Statement to be amended or supplemented, and
(ii) the need for such an amendment or supplement is not caused by a proposed public offering of any securities of the Company by any of its securityholders (other than an offering made pursuant to a registration on Form S-8), the Company may defer such amending or supplementing of such Shelf Registration Statement for not more than 60 days and in such event, upon appropriate notice to the Holders, the Holders shall be required to discontinue disposition of any Registrable Securities covered by such Shelf Registration Statement during such period; provided, however, that this right may not be exercised by the Company
        --------  -------
more than once in any twelve-month period.

               (h)  Termination.  The registration rights set forth in this
                    -----------
Section 2 shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 under the Securities Act (without giving effect to the provisions of Rule 144(k)). Upon termination of such registration rights in accordance with this Section 2(h), the obligations of the Company to continue the effectiveness of the Shelf Registration Statement shall terminate.

          3.  MISCELLANEOUS
              -------------

               (a)  Directly or Indirectly.  Where any provision in this
                    ----------------------
Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

               (b)  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

               (c)  Section Headings.  The headings of the sections and
                    ----------------
subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

               (d)  Notices.
                    -------

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                    (A) if to the Company, to 4100 Quakerbridge Road, Lawrenceville, NJ 08648, Attention: Harch S. Gill, or at such other address as it may have furnished in writing to the Investors;

                    (B)  if to the Investors, at the addresses listed on
          Schedule I hereto, or at such other addresses as may have been furnished to the Company in writing.

               (iii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

               (e)  Reproduction of Documents.  This Agreement and all documents
                    -------------------------
relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Investors may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Investors in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (f)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns of each of the parties.

          (g)  Entire Agreement; Amendment and Waiver.  This Agreement
               --------------------------------------
constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investors holding a majority of the then outstanding Registrable Securities.

          (h)  Severability.  In the event that any part or parts of this
               ------------
Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

          (i)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                              ENVIROGEN, INC.


                              By: /s/ Harcharan S. Gill
                                 -------------------------------
                                 Harcharan S. Gill
                                 President

                              INVESTORS:

                              WARBURG, PINCUS VENTURES, L.P.

                              By:   Warburg, Pincus & Co.,
                                    General Partner


                              By: /s/ Robert S. Hillas
                                 -------------------------------
                                 Name: Robert S. Hillas
                                 Title: Partner


                              /s/ William C. Smith
                              ----------------------------------
                              WILLIAM C. SMITH


                              /s/ Douglas W. Jacobson
                              ----------------------------------
                              DOUGLAS W. JACOBSON


                              /s/ Gary W. Hawk
                              ----------------------------------
                              GARY W. HAWK


                              /s/ Richard W. Schowengerdt
                              ---------------------------------
                              RICHARD W. SCHOWENGERDT

                                   SCHEDULE I


Name and Address
of Investor
-----------

Warburg, Pincus Ventures, L.P.
466 Lexington Avenue
New York, NY  10017
Attention: Robert S. Hillas

William C. Smith
S38 W33688 Highway D
Dousman, WI 53118

Douglas W. Jacobson
2518 N. 81st Street
Wauwatosa, WI 53213

Gary W. Hawk
W272 N1347 Spring Hill Drive
Pewaukee, WI 53072

Richard W. Schowengerdt
250 N. Summit Moors Drive
Oconomowoc, WI 53066